                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02090

                              Van Kampen Bond Fund
               (Exact name of registrant as specified in charter)

                   522 Fifth Avenue, New York, New York 10036
               (Address of principal executive offices) (Zip code)

                                 Jerry W. Miller
                   522 Fifth Avenue, New York, New York 10036
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 6/30

Date of reporting period: 6/30/08

Item 1. Reports to Shareholders.

The Fund's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Bond Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2008.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. FUNDS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND THAT THE VALUE OF THE FUND SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 6/30/08

BOND FUND
SYMBOL: VBF
------------------------------------------------------------
AVERAGE ANNUAL                        BASED ON      BASED ON
TOTAL RETURNS                       MARKET PRICE      NAV

10-year                                4.86%         5.14%

5-year                                 2.42          4.23

1-year                                 4.17          3.52
------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The NAV per share is determined by dividing the value of the fund's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the fund's dividend reinvestment plan, and sale of all shares at the end of the period. Periods of less than one year are not annualized.

The Lehman Brothers BBB Corporate Bond Index is generally representative of corporate bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Trust Report

FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2008

MARKET CONDITIONS

The 12-month period was marked by disrupted credit markets, recession fears, a housing downturn, and significant markdowns on mortgage-related securities. In all, it was an extremely difficult year in which market volatility remained elevated and prices generally declined in all but the government sectors.

The Federal Reserve (the "Fed") stepped in several times during the period to minimize the liquidity crisis, reducing the federal funds target rate from 5.25 percent to 2.00 percent, while also taking the unprecedented steps of granting primary brokerage firms access to its discount window, loosening its collateral requirements, and extending loans of Treasury securities in exchange for lower quality, less liquid securities. In what was most decidedly the biggest headline event, the Fed facilitated JPMorgan Chase's purchase of troubled Bear Stearns--once the country's fifth largest investment bank--in mid-March, which was viewed by many as necessary to avoid serious market repercussions had the firm failed.

Up until that time, the market was defined by a prolonged flight to quality as investors shunned risky assets in favor of the relative safe haven of high-quality U.S. Treasury securities. In early April, however, market liquidity began to improve and investor risk appetite returned, fueling the performance of spread sectors. At the same time, inflationary pressures from rising food and energy prices were mounting, prompting the Fed to hold interest rates steady after its last rate reduction in April. As a result, yields on Treasury securities began to rise, leading to the sector's lowest three-month return in the second quarter of this year since 2003. For the overall period, however, yields across the curve ended lower, with the front end of the curve experiencing the greatest declines. As such, Treasuries outperformed other investment grade sectors for the year under review.

The mortgage sector was hit by the residential housing downturn and subprime mortgage crisis, with non-agency mortgages experiencing the greatest price declines. Much of the growth in mortgage issuance in recent years has been in this sector as these non-traditional mortgages offered more lenient borrowing terms and, therefore, were available to a broader set of borrowers. In the wake of the subprime mortgage meltdown and subsequent sharp diminishment in the availability of non-conforming mortgage loans, the performance of non-agency mortgages has suffered considerably.

Within the corporate sector, credit spreads generally widened. Financials in particular struggled as writedowns on mortgage-related securities by major banks and Wall Street firms hurt the sector's performance. Overall, the investment-grade sector outpaced the high yield sector, with the higher end of the ratings spectrum posting the best returns.

PERFORMANCE ANALYSIS

The Fund's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. On both an NAV basis and a market price basis, the Fund outperformed its benchmark index, the Lehman Brothers BBB Corporate Bond Index.

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2008

---------------------------------------------------------
                                    LEHMAN BROTHERS
                       BASED ON      BBB CORPORATE
      BASED ON NAV   MARKET PRICE     BOND INDEX

         3.52%          4.17%            2.46%
---------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information and index definition.

The Fund's yield-curve positioning was additive to performance. Since the beginning of this year, we have underweighted longer-dated issues and overweighted intermediate-dated issues through the use of interest rate swaps. This strategy helped enhance returns as the spread between intermediate- and long-dated yields widened and the curve steepened in the first quarter of 2008. In addition, an underweight allocation to corporate bonds relative to the Lehman Brothers BBB Corporate Bond Index was advantageous as the sector struggled amid ongoing credit concerns in the market.

The Fund's sector allocations away from the Lehman Brothers BBB Corporate Bond Index hindered relative performance for the reporting period. In particular, the Fund had a small allocation to non-agency mortgage securities as well as positions in asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS). Holdings in these sectors held back returns as all have been hard hit by the spillover effects of the subprime mortgage crisis. Lastly, a small allocation to high yield corporate bonds dampened returns as lower-rated, higher-yielding issues underperformed higher-rated issues during the period.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

RATINGS ALLOCATION AS OF 6/30/08
AAA/Aaa                                                           6.2%
AA/Aa                                                            17.4
A/A                                                              31.8
BBB/Baa                                                          39.9
BB/Ba                                                             4.1
B/B                                                               0.6

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 6/30/08
Banking                                                          11.2%
Electric                                                          8.6
Brokerage                                                         7.8
Noncaptive-Consumer Finance                                       6.3
Wireline                                                          5.6
Media-Cable                                                       4.1
Property & Casualty Insurance                                     3.9
Diversified Manufacturing                                         3.6
Retailers                                                         3.5
Pharmaceuticals                                                   3.5
Integrated Energy                                                 2.6
Technology                                                        2.4
Health Care                                                       2.3
Pipelines                                                         2.2
Food/Beverage                                                     1.9
Media-Noncable                                                    1.5
Life Insurance                                                    1.4
Automotive                                                        1.3
Metals                                                            1.3
Asset Backed Securities                                           1.2
Independent Energy                                                1.2
Noncaptive-Diversified Finance                                    1.1
Railroads                                                         1.0
Collateralized Mortgage Obligation                                1.0
REITS                                                             0.9
Other Utilities                                                   0.9
Tobacco                                                           0.8
Supermarkets                                                      0.6
Oil Field Services                                                0.6
Diversified Banks                                                 0.5
Restaurants                                                       0.5
Consumer Products                                                 0.4
Refining                                                          0.3
Lodging                                                           0.3
                                             (continued on next page)

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 6/30/08
                                       (continued from previous page)
Environmental & Facilities Services                               0.3
Chemicals                                                         0.2
Gaming                                                            0.1
Thrifts & Mortgage Finance                                        0.1
Home Construction                                                 0.1
                                                                -----
Total Long-Term Investments                                      87.1
Total Short-Term Investments                                     12.9
                                                                -----
Total Investments                                               100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. Ratings are as a percentage of total long-term investments. Summary of Investments by Industry Classification is as a percentage of total investments. Securities are classified by sectors that represent broad groupings of related industries. Ratings allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 341-2929.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the Trust's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 341-2929 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 15, 2008 and May 8, 2008, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team and the Fund's portfolio management strategy over time. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement. Economies of Scale. On a regular basis, the Board of Trustees considers the size of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

VAN KAMPEN BOND FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2008

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          CORPORATE BONDS  83.7%
          AUTOMOTIVE  1.3%
$  615    ArvinMeritor, Inc. ............................. 8.750%   03/01/12   $    544,275
 1,280    DaimlerChrysler NA Holding LLC.................. 8.500    01/18/31      1,483,954
   745    Harley-Davidson Funding Corp., Ser C (a)........ 6.800    06/15/18        737,397
                                                                               ------------
                                                                                  2,765,626
                                                                               ------------
          BANKING  11.2%
   880    Bank of America Corp. .......................... 4.875    09/15/12        865,047
   670    Bank of America Corp. .......................... 5.750    12/01/17        630,324
 1,865    Bank of America Corp., Ser L.................... 5.650    05/01/18      1,744,342
   620    Bank of New York Mellon Corp. .................. 4.500    04/01/13        605,018
   335    Barclays Bank PLC (United Kingdom) (a).......... 6.050    12/04/17        328,946
 1,075    Citigroup, Inc. ................................ 5.250    02/27/12      1,061,897
 1,095    Citigroup, Inc. ................................ 5.875    05/29/37        934,082
 1,060    Citigroup, Inc. (b)............................. 8.400    04/29/49      1,008,972
 1,080    HBOS PLC (United Kingdom) (a)................... 6.750    05/21/18      1,034,698
 1,230    JPMorgan Chase & Co. ........................... 4.750    05/01/13      1,196,660
 1,275    JPMorgan Chase & Co. ........................... 6.750    02/01/11      1,324,126
 1,745    Nationwide Building Society (United Kingdom)
          (a)............................................. 4.250    02/01/10      1,715,337
   465    PNC Bank NA..................................... 6.000    12/07/17        440,955
   805    Popular North America, Inc. .................... 5.650    04/15/09        797,361
 2,620    Sovereign Bancorp, Inc. (c)..................... 3.031    03/23/10      2,343,380
 2,700    Unicredito Luxembourg Finance (Luxembourg) (a)
          (c)............................................. 2.970    10/24/08      2,698,331
 2,045    Wachovia Capital Trust III (b).................. 5.800    03/15/42      1,391,383
   315    Washington Mutual Bank FA....................... 5.500    01/15/13        252,240
   900    Washington Mutual, Inc. ........................ 8.250    04/01/10        796,806
 2,045    Wells Fargo & Co. .............................. 5.625    12/11/17      1,982,188
                                                                               ------------
                                                                                 23,152,093
                                                                               ------------
          BROKERAGE  7.7%
 1,030    Bear Stearns Co., Inc. ......................... 5.550    01/22/17        953,531
   710    Bear Stearns Co., Inc. ......................... 6.400    10/02/17        702,824
   680    Bear Stearns Co., Inc. ......................... 7.250    02/01/18        710,850
 2,500    Credit Suisse (Switzerland)..................... 6.000    02/15/18      2,411,612
 3,660    Goldman Sachs Group, Inc. ...................... 6.150    04/01/18      3,557,180
 2,370    Goldman Sachs Group, Inc. ...................... 6.750    10/01/37      2,174,482
   875    Lehman Brothers Holdings, Inc. ................. 5.750    01/03/17        773,408
 1,040    Lehman Brothers Holdings, Inc. ................. 6.500    07/19/17        963,719
 2,405    Lehman Brothers Holdings, Inc. ................. 6.875    07/17/37      2,076,126
   890    Merrill Lynch & Co., Inc. ...................... 5.450    02/05/13        840,283
   905    Merrill Lynch & Co., Inc. ...................... 6.875    04/25/18        862,812
                                                                               ------------
                                                                                 16,026,827
                                                                               ------------
          CHEMICALS  0.2%
   310    Monsanto Co. ................................... 5.125    04/15/18        304,599
                                                                               ------------

          CONSUMER PRODUCTS  0.4%
   885    Philips Electronics NV (Netherlands)............ 5.750    03/11/18        868,642
                                                                               ------------

 10                                            See Notes to Financial Statements

VAN KAMPEN BOND FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2008 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          DIVERSIFIED MANUFACTURING  3.5%
$1,345    Brascan Corp. (Canada).......................... 7.125%   06/15/12   $  1,359,342
   685    Brookfield Asset Management, Inc. (Canada)...... 5.800    04/25/17        612,718
 1,095    Cooper Industries, Inc. ........................ 5.250    11/15/12      1,100,649
 3,900    General Electric Co. ........................... 5.250    12/06/17      3,756,043
   495    Honeywell International, Inc. .................. 5.300    03/01/18        488,528
                                                                               ------------
                                                                                  7,317,280
                                                                               ------------
          ELECTRIC  8.5%
 1,055    AES Corp. (a)................................... 8.000    06/01/20      1,023,350
 1,740    Arizona Public Service Co. ..................... 5.800    06/30/14      1,655,267
   385    Carolina Power & Light Co. ..................... 5.150    04/01/15        384,469
   150    CMS Energy Corp. ............................... 6.300    02/01/12        149,392
    65    Detroit Edison Co. ............................. 5.200    10/15/12         65,563
   960    Duquesne Light Co., Ser O....................... 6.700    04/15/12      1,005,060
   540    Enel Finance International SA (Luxembourg)
          (a)............................................. 5.700    01/15/13        546,619
 1,600    Entergy Gulf States, Inc. (c)................... 3.081    12/01/09      1,582,115
   195    Entergy Gulf States, Inc. (a) (c)............... 3.426    12/08/08        194,895
 1,060    E.ON International Finance BV (Netherlands)
          (a)............................................. 5.800    04/30/18      1,041,788
 1,030    Exelon Corp. ................................... 6.750    05/01/11      1,058,825
   215    Florida Power Corp. ............................ 5.800    09/15/17        220,478
   255    Indianapolis Power & Light Co. (a).............. 6.300    07/01/13        263,119
   570    Nevada Power Co., Ser A......................... 8.250    06/01/11        615,712
   900    NiSource Finance Corp. (c)...................... 3.208    11/23/09        875,213
   635    Nisource Finance Corp. ......................... 6.800    01/15/19        623,866
 1,150    NiSource Finance Corp. ......................... 7.875    11/15/10      1,193,207
 1,080    Ohio Edison Co. ................................ 6.400    07/15/16      1,079,095
 1,270    Ohio Power Co., Ser K........................... 6.000    06/01/16      1,261,805
   685    Pacific Gas & Electric Co. ..................... 5.625    11/30/17        683,575
   660    PPL Energy Supply LLC........................... 6.500    05/01/18        645,755
   570    Public Service Electric & Gas Co., Ser B........ 5.125    09/01/12        576,639
   570    Union Electric Co. ............................. 6.400    06/15/17        569,859
   300    Virginia Electric and Power Co., Ser B.......... 5.950    09/15/17        302,017
                                                                               ------------
                                                                                 17,617,683
                                                                               ------------
          ENVIRONMENTAL & FACILITIES SERVICES  0.3%
   550    Waste Management, Inc. ......................... 7.375    08/01/10        574,796
                                                                               ------------

          FOOD/BEVERAGE  1.9%
   290    Anheuser-Busch Cos, Inc. ....................... 5.500    01/15/18        272,461
   660    ConAgra Foods, Inc. ............................ 7.000    10/01/28        681,302
   520    ConAgra Foods, Inc. ............................ 8.250    09/15/30        604,013
   635    Dr Pepper Snapple Group, Inc. (a)............... 6.820    05/01/18        638,751
   865    Kraft Foods, Inc. .............................. 6.000    02/11/13        874,799
   315    Kraft Foods, Inc. .............................. 6.125    08/23/18        305,619
   180    Pilgrim's Pride Corp. .......................... 7.625    05/01/15        148,950
   465    Smithfield Foods, Inc., Ser B................... 8.000    10/15/09        465,000
                                                                               ------------
                                                                                  3,990,895
                                                                               ------------

See Notes to Financial Statements                                             11

VAN KAMPEN BOND FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2008 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          GAMING  0.1%
$  260    MGM Mirage, Inc. ............................... 6.000%   10/01/09   $    257,075
                                                                               ------------

          HEALTH CARE  2.3%
   830    Baxter International, Inc. ..................... 4.625    03/15/15        790,949
   430    Baxter International, Inc. ..................... 5.375    06/01/18        425,738
   250    Covidien International Finance SA
          (Luxembourg).................................... 6.000    10/15/17        253,470
 1,160    Medco Health Solutions, Inc. ................... 7.125    03/15/18      1,206,761
   300    Tenet Healthcare Corp. ......................... 7.375    02/01/13        283,500
 1,260    UnitedHealth Group, Inc. ....................... 6.000    02/15/18      1,221,028
   590    WellPoint, Inc. ................................ 4.250    12/15/09        584,263
                                                                               ------------
                                                                                  4,765,709
                                                                               ------------
          HOME CONSTRUCTION  0.1%
   175    Pulte Homes, Inc. .............................. 6.375    05/15/33        136,500
                                                                               ------------

          INDEPENDENT ENERGY  1.2%
   265    Gaz Capital SA (Luxembourg) (a)................. 6.510    03/07/22        238,500
   290    Newfield Exploration Co. ....................... 7.125    05/15/18        276,225
   320    Plains Exploration & Production Co. ............ 7.625    06/01/18        321,600
 1,095    Questar Market Resources, Inc. ................. 6.800    04/01/18      1,071,780
   525    XTO Energy, Inc. ............................... 5.500    06/15/18        502,307
                                                                               ------------
                                                                                  2,410,412
                                                                               ------------
          INTEGRATED ENERGY  2.6%
   515    Chesapeake Energy Corp. ........................ 7.625    07/15/13        518,862
   790    Consumers Energy Co., Ser F..................... 4.000    05/15/10        784,432
   745    EnCana Corp. (Canada)........................... 6.500    02/01/38        739,337
 1,059    Kinder Morgan, Inc. ............................ 6.500    09/01/12      1,037,820
   630    Marathon Oil Corp. ............................. 5.900    03/15/18        623,760
   920    Marathon Oil Corp. ............................. 6.000    10/01/17        916,355
   750    Petro-Canada (Canada)........................... 6.800    05/15/38        736,943
                                                                               ------------
                                                                                  5,357,509
                                                                               ------------
          LIFE INSURANCE  1.4%
   105    MetLife, Inc. .................................. 6.125    12/01/11        109,412
   585    Nationwide Financial Services, Inc. ............ 6.250    11/15/11        596,598
   390    Prudential Financial, Inc. ..................... 6.625    12/01/37        369,290
 1,895    Xlliac Global Funding (a)....................... 4.800    08/10/10      1,880,835
                                                                               ------------
                                                                                  2,956,135
                                                                               ------------
          LODGING  0.3%
   745    Starwood Hotels & Resorts Worldwide, Inc. ...... 6.750    05/15/18        703,816
                                                                               ------------

          MEDIA-CABLE  4.1%
 1,835    Comcast Cable Communications, Inc. ............. 6.750    01/30/11      1,902,135
    90    Comcast Cable Communications, Inc. ............. 7.125    06/15/13         94,981
   110    Comcast Corp. .................................. 5.700    05/15/18        104,552
   655    Comcast Corp. .................................. 6.500    01/15/15        666,002
   430    COX Communications, Inc. (a).................... 6.250    06/01/18        420,526

 12                                            See Notes to Financial Statements

VAN KAMPEN BOND FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2008 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          MEDIA-CABLE (CONTINUED)
$  175    DirecTV Holdings LLC............................ 6.375%   06/15/15   $    164,938
   805    DirecTV Holdings LLC (a)........................ 7.625    05/15/16        796,950
   935    Echostar DBS Corp. ............................. 6.375    10/01/11        904,613
   940    Time Warner Cable, Inc. ........................ 6.750    07/01/18        947,938
 1,505    Time Warner, Inc. (c)........................... 2.914    11/13/09      1,463,014
 1,095    Time Warner, Inc. .............................. 5.875    11/15/16      1,034,202
                                                                               ------------
                                                                                  8,499,851
                                                                               ------------
          MEDIA-NONCABLE  1.5%
   770    Grupo Televisa SA (Mexico) (a).................. 6.000    05/15/18        752,707
   225    Interpublic Group of Cos., Inc. ................ 6.250    11/15/14        195,750
   620    News America, Inc. ............................. 6.650    11/15/37        607,310
   230    Thomson Reuters Corp. (Canada).................. 6.500    07/15/18        229,607
 1,310    Viacom, Inc. ................................... 6.875    04/30/36      1,233,868
                                                                               ------------
                                                                                  3,019,242
                                                                               ------------
          METALS  1.3%
   920    ArcelorMittal (Luxembourg) (a).................. 6.125    06/01/18        900,720
   465    Evraz Group SA (Luxembourg) (a)................. 9.500    04/24/18        468,488
   610    GTL Trade Finance, Inc. (British Virgin Islands)
          (a)............................................. 7.250    10/20/17        613,875
   705    Rio Tinto Finance USA, Ltd. (Australia)......... 6.500    07/15/18        708,430
                                                                               ------------
                                                                                  2,691,513
                                                                               ------------
          NONCAPTIVE-CONSUMER FINANCE  6.3%
 1,000    American Express Co. ........................... 4.750    06/17/09        996,498
   230    American General Finance Corp. ................. 4.625    05/15/09        228,201
 2,000    American General Finance Corp. ................. 4.625    09/01/10      1,938,800
   665    CIT Group, Inc. ................................ 5.650    02/13/17        459,458
 4,595    General Electric Capital Corp. ................. 5.625    05/01/18      4,451,866
 2,560    HSBC Finance Corp. ............................. 6.750    05/15/11      2,662,149
   150    HSBC Finance Corp. ............................. 8.000    07/15/10        156,928
 1,600    SLM Corp. (c)................................... 3.079    07/26/10      1,420,576
   900    Washington Mutual Preferred Funding (a) (b)..... 9.750    10/29/49        709,751
                                                                               ------------
                                                                                 13,024,227
                                                                               ------------
          NONCAPTIVE-DIVERSIFIED FINANCE  1.1%
   525    Capital One Financial Corp. .................... 6.750    09/15/17        521,064
 1,950    Capmark Financial Group, Inc. .................. 5.875    05/10/12      1,376,641
   495    Capmark Financial Group, Inc. .................. 6.300    05/10/17        320,453
                                                                               ------------
                                                                                  2,218,158
                                                                               ------------
          OIL FIELD SERVICES  0.6%
   560    Kinder Morgan Energy Partners, LP............... 5.850    09/15/12        565,225
   650    Weatherford International, Inc. ................ 6.350    06/15/17        659,488
                                                                               ------------
                                                                                  1,224,713
                                                                               ------------
          OTHER UTILITIES  0.9%
   375    CenterPoint Energy Resources Corp. ............. 6.250    02/01/37        333,779
   225    CenterPoint Energy Resources Corp. ............. 7.875    04/01/13        241,102
 1,295    Plains All American Pipeline.................... 6.700    05/15/36      1,236,102
                                                                               ------------
                                                                                  1,810,983
                                                                               ------------

See Notes to Financial Statements                                             13

VAN KAMPEN BOND FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2008 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          PHARMACEUTICALS  3.4%
$1,040    Amgen, Inc. .................................... 5.850%   06/01/17   $  1,026,119
   765    AstraZeneca PLC (United Kingdom)................ 5.900    09/15/17        785,511
 1,300    Biogen Idec, Inc. .............................. 6.875    03/01/18      1,333,955
 1,440    GlaxoSmithKline Capital, Inc. .................. 5.650    05/15/18      1,437,187
 1,765    Hospira, Inc. (c)............................... 3.176    03/30/10      1,711,925
   620    Wyeth........................................... 5.450    04/01/17        612,528
   205    Wyeth........................................... 5.500    02/15/16        206,350
                                                                               ------------
                                                                                  7,113,575
                                                                               ------------
          PIPELINES  2.1%
   811    Colorado Interstate Gas Co. .................... 6.800    11/15/15        832,455
   590    Consolidated Natural Gas Co., Ser C............. 6.250    11/01/11        609,364
   390    DCP Midstream, LLC (a).......................... 6.750    09/15/37        370,566
   635    Equitable Resources, Inc. ...................... 6.500    04/01/18        637,052
   755    Texas Eastern Transmission Corp. ............... 7.000    07/15/32        758,913
   640    TransCanada Pipelines Ltd. (Canada)............. 6.200    10/15/37        588,542
    45    Transcontinental Gas Pipe Line Corp. (a)........ 6.050    06/15/18         43,931
   525    Transcontinental Gas Pipe Line Corp. ........... 8.875    07/15/12        584,063
                                                                               ------------
                                                                                  4,424,886
                                                                               ------------
          PROPERTY & CASUALTY INSURANCE  3.9%
   755    Ace INA Holdings, Inc. ......................... 5.600    05/15/15        728,117
 1,445    AIG SunAmerica Global Financing VI (a).......... 6.300    05/10/11      1,468,432
 1,095    Berkshire Hathaway Finance Corp. (a)............ 5.400    05/15/18      1,096,478
   190    Chubb Corp. .................................... 5.750    05/15/18        184,492
   680    Farmers Exchange Capital (a).................... 7.050    07/15/28        623,177
 1,230    Farmers Insurance Exchange Surplus (a).......... 8.625    05/01/24      1,289,271
 1,800    Mantis Reef Ltd. (Cayman Islands) (a)........... 4.692    11/14/08      1,793,266
   620    Travelers Cos, Inc. ............................ 5.800    05/15/18        604,348
 1,035    Two-Rock Pass Through Trust (Bermuda) (a) (c)... 3.655    02/11/49        104,794
                                                                               ------------
                                                                                  7,892,375
                                                                               ------------
          RAILROADS  1.0%
 1,000    CSX Corp. ...................................... 6.750    03/15/11      1,036,990
 1,035    Union Pacific Corp. ............................ 5.450    01/31/13      1,038,798
                                                                               ------------
                                                                                  2,075,788
                                                                               ------------
          REFINING  0.3%
   720    Enterprise Products Operating, LP, Ser B........ 5.600    10/15/14        706,231
                                                                               ------------

          REITS  0.9%
 1,970    iStar Financial, Inc. (c)....................... 3.026    03/09/10      1,670,144
   280    Prologis........................................ 6.625    05/15/18        276,309
                                                                               ------------
                                                                                  1,946,453
                                                                               ------------
          RESTAURANTS  0.5%
 1,010    Yum! Brands, Inc. .............................. 8.875    04/15/11      1,092,383
                                                                               ------------

 14                                            See Notes to Financial Statements

VAN KAMPEN BOND FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2008 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          RETAILERS  3.5%
$  650    CVS Caremark Corp. ............................. 5.750%   08/15/11   $    666,468
    90    CVS Caremark Corp. ............................. 5.750    06/01/17         88,672
 1,940    Home Depot, Inc. (c)............................ 2.901    12/16/09      1,890,210
 1,120    Home Depot, Inc. ............................... 5.400    03/01/16      1,030,013
 1,275    Macys Retail Holdings, Inc. .................... 5.950    11/01/08      1,274,078
   500    Macys Retail Holdings, Inc. .................... 6.300    04/01/09        498,127
 1,500    Macys Retail Holdings, Inc. .................... 6.625    09/01/08      1,501,776
   195    Target Corp. ................................... 6.500    10/15/37        188,184
                                                                               ------------
                                                                                  7,137,528
                                                                               ------------
          SUPERMARKETS  0.6%
   794    Delhaize America, Inc. ......................... 9.000    04/15/31        937,172
   390    Kroger Co. ..................................... 5.000    04/15/13        384,018
                                                                               ------------
                                                                                  1,321,190
                                                                               ------------
          TECHNOLOGY  2.4%
   190    Corning, Inc. .................................. 7.250    08/15/36        193,311
 1,090    Dell, Inc. (a).................................. 5.650    04/15/18      1,053,762
   625    Fiserv, Inc. ................................... 6.800    11/20/17        633,359
   425    Hewlett-Packard Co. ............................ 5.500    03/01/18        417,018
 1,120    KLA Instruments Corp. .......................... 6.900    05/01/18      1,099,939
 1,075    Oracle Corp. ................................... 5.750    04/15/18      1,076,071
   555    Xerox Corp. .................................... 6.350    05/15/18        548,832
                                                                               ------------
                                                                                  5,022,292
                                                                               ------------
          TOBACCO  0.8%
 1,245    Philip Morris International, Inc. .............. 5.650    05/16/18      1,212,346
   465    Reynolds American, Inc. ........................ 6.500    07/15/10        474,300
                                                                               ------------
                                                                                  1,686,646
                                                                               ------------
          WIRELINE  5.5%
 2,740    AT&T Corp. ..................................... 8.000    11/15/31      3,154,444
   440    Deutsche Telekom International Finance BV
          (Netherlands)................................... 8.750    06/15/30        506,168
 1,375    France Telecom, SA (France)..................... 8.500    03/01/31      1,668,961
 1,125    SBC Communications, Inc. ....................... 6.150    09/15/34      1,054,459
 1,155    Sprint Capital Corp. ........................... 8.750    03/15/32      1,102,794
   555    Sprint Nextel Corp. ............................ 6.000    12/01/16        478,053
 1,450    Telefonica Europe BV (Netherlands).............. 8.250    09/15/30      1,669,072
 1,255    Verizon Communications, Inc. ................... 5.500    02/15/18      1,196,082
   590    Verizon New England, Inc. ...................... 6.500    09/15/11        606,844
                                                                               ------------
                                                                                 11,436,877
                                                                               ------------

TOTAL CORPORATE BONDS  83.7%................................................    173,550,508
                                                                               ------------

          ASSET BACKED SECURITIES  1.2%
   476    America West Airlines, Inc., Class G............ 7.100    04/02/21        433,076
 1,251    CVS Lease Pass Through Trust (a)................ 6.036    12/10/28      1,164,807

See Notes to Financial Statements                                             15

VAN KAMPEN BOND FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2008 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          ASSET BACKED SECURITIES (CONTINUED)
$  632    World Financial Properties (a).................. 6.910%   09/01/13   $    632,374
   288    World Financial Properties (a).................. 6.950    09/01/13        286,646
                                                                               ------------

TOTAL ASSET BACKED SECURITIES  1.2%.........................................      2,516,903
                                                                               ------------

          COLLATERALIZED MORTGAGE OBLIGATIONS  1.0%
   626    American Home Mortgage Assets (c)............... 2.782    06/25/47        242,735
   850    Bear Stearns Commercial Mortgage Securities
          (b)............................................. 5.694    06/11/50        802,871
   850    Citigroup/Deutsche Bank Commercial Mortgage
          Trust (b)....................................... 5.886    11/15/44        813,188
   787    Harborview Mortgage Loan Trust (c) (d).......... 3.182    01/19/36         59,140
   299    Luminent Mortgage Trust (c) (d)................. 2.842    07/25/36         17,740
   575    Mastr Adjustable Rate Mortgages Trust (c) (d)... 3.332    05/25/47         14,375
                                                                               ------------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS...................................      1,950,049
                                                                               ------------

CONVERTIBLE PREFERRED STOCKS  0.6%
Federal National Mortgage Association (5,500 Preferred Shares).............         210,650
US Bancorp (43,075 Preferred Shares).......................................       1,093,244
                                                                               ------------

TOTAL CONVERTIBLE PREFERRED STOCKS.........................................       1,303,894
                                                                               ------------

TOTAL LONG-TERM INVESTMENTS  86.5%
  (Cost $187,912,493)......................................................     179,321,354
                                                                               ------------

SHORT-TERM INVESTMENTS  12.8%
REPURCHASE AGREEMENTS  11.2%
Banc of America Securities ($7,053,054 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.50%, dated
  06/30/08, to be sold on 07/01/08 at $7,053,544)............................      7,053,054
Citigroup Global Markets, Inc. ($7,053,054 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of 2.50%,
  dated 06/30/08, to be sold on 07/01/08 at $7,053,544)......................      7,053,054
JPMorgan Chase & Co. ($2,115,916 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.60%, dated
  06/30/08, to be sold on 07/01/08 at $2,116,069)............................      2,115,916
State Street Bank & Trust Co. ($6,969,976 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of 1.85%,
  dated 06/30/08, to be sold on 07/01/08 at $6,970,334)......................      6,969,976
                                                                                ------------

TOTAL REPURCHASE AGREEMENTS..................................................     23,192,000
                                                                                ------------

 16                                            See Notes to Financial Statements

VAN KAMPEN BOND FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2008 continued

DESCRIPTION                                                                        VALUE
--------------------------------------------------------------------------------------------
UNITED STATES GOVERNMENT AGENCY OBLIGATION  1.6%
United States Treasury Bill ($3,410,000 par, yielding 1.575%, 10/09/08
  maturity) (e)..............................................................      3,395,404
                                                                                ------------

TOTAL SHORT-TERM INVESTMENTS  12.8%
  (Cost $26,587,404).........................................................     26,587,404
                                                                                ------------

TOTAL INVESTMENTS  99.3%
  (Cost $214,499,897)........................................................    205,908,758
OTHER ASSETS IN EXCESS OF LIABILITIES  0.7%..................................      1,429,293
                                                                                ------------

NET ASSETS  100.0%...........................................................   $207,338,051
                                                                                ============

Percentages are calculated as a percentage of net assets.

(a) 144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Variable Rate Coupon

(c) Floating Rate Coupon

(d) Security has been deemed illiquid.

(e) All or a portion of this security has been physically segregated in connection with open futures contracts and swap contracts.

SWAP AGREEMENTS OUTSTANDING AS OF JUNE 30, 2008:

CREDIT DEFAULT SWAPS

                                                          PAY/
                                                         RECEIVE                NOTIONAL
                              REFERENCE      BUY/SELL     FIXED    EXPIRATION    AMOUNT     UPFRONT
      COUNTERPARTY             ENTITY       PROTECTION    RATE        DATE       (000)     PAYMENTS       VALUE
                           Carnival
Bank of America, N.A. ...  Corporation      Buy           1.570%    03/20/18     $1,255    $       0   $    (4,157)
                           Centurytel,
Bank of America, N.A. ...  Inc.             Buy           0.880     09/20/17        530            0        36,904
                           Goodrich
Bank of America, N.A.....  Corporation      Buy           0.700     03/20/13        890            0        (7,522)
                           Goodrich
Bank of America, N.A. ...  Corporation      Buy           0.820     03/20/18        615            0        (9,705)
                           Merrill Lynch &
Bank of America, N.A. ...  Co., Inc.        Buy           3.250     03/20/13        685            0       (18,699)
Bank of America, N.A. ...  Nordstrom, Inc.  Buy           1.030     03/20/18        850            0        10,354

See Notes to Financial Statements                                             17

VAN KAMPEN BOND FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2008 continued

CREDIT DEFAULT SWAPS (CONTINUED)

                                                          PAY/
                                                         RECEIVE                NOTIONAL
                              REFERENCE      BUY/SELL     FIXED    EXPIRATION    AMOUNT     UPFRONT
      COUNTERPARTY             ENTITY       PROTECTION    RATE        DATE       (000)     PAYMENTS       VALUE
                           Pactiv
Bank of America, N.A. ...  Corporation      Buy           1.375%    03/20/13     $1,390    $       0   $   (17,313)
                           Sealed Air
Bank of America, N.A. ...  Corporation      Buy           1.080     03/20/18        415            0        18,971
                           Sealed Air
Bank of America, N.A. ...  Corporation      Buy           1.120     03/20/18        580            0        24,857
                           Textron
                           Financial
Bank of America, N.A. ...  Corporation      Buy           0.800     03/20/18        665            0        20,574
                           Toll Brothers,
Bank of America, N.A. ...  Inc.             Buy           2.250     03/20/18        530            0         9,901
                           Toll Brothers,
Bank of America, N.A. ...  Inc.             Buy           2.900     03/20/13      1,065            0           675
                           YUM! Brands,
Bank of America, N.A. ...  Inc.             Buy           1.180     03/20/13         70            0          (529)
                           YUM! Brands,
Bank of America, N.A. ...  Inc.             Buy           1.250     03/20/13        940            0        (9,905)
Citibank, N.A., New        Eaton
 York....................  Corporation      Buy           0.820     03/20/18        560            0         1,930
Citibank, N.A., New        Pitney Bowes,
 York....................  Inc.             Buy           0.480     03/20/13      1,375            0        12,912
Credit Suisse
 International...........  ABX.HE.AAA.06-1  Buy           0.180     07/25/45        405       60,716        32,183
                           Arrow
Credit Suisse              Electronics,
 International...........  Inc.             Buy           1.000     03/20/15      1,330            0       (10,246)
                           Arrow
Credit Suisse              Electronics,
 International...........  Inc.             Buy           1.110     03/20/13        325            0        (4,439)
Credit Suisse              Pactiv
 International...........  Corporation      Buy           1.350     03/20/13      1,390            0       (15,841)
Deutsche Bank AG New       Pactiv
 York....................  Corporation      Buy           1.340     03/20/13        470            0        (5,157)
Deutsche Bank AG New       Washington
 York....................  Mutual, Inc.     Buy           5.000     06/20/13      1,105            0        39,430
Goldman Sachs Capital
 Markets, L.P. ..........  Dell, Inc.       Buy           0.220     03/20/12      1,095            0        12,004
Goldman Sachs Capital      The Chubb
 Markets, L.P. ..........  Corporation      Buy           0.100     03/20/12      2,200            0        37,375
                           The Hartford
                           Financial
Goldman Sachs Capital      Services Group,
 Markets, L.P. ..........  Inc.             Buy           0.120     12/20/11      2,200            0        66,865

 18                                            See Notes to Financial Statements

VAN KAMPEN BOND FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2008 continued

CREDIT DEFAULT SWAPS (CONTINUED)

                                                          PAY/
                                                         RECEIVE                NOTIONAL
                              REFERENCE      BUY/SELL     FIXED    EXPIRATION    AMOUNT     UPFRONT
      COUNTERPARTY             ENTITY       PROTECTION    RATE        DATE       (000)     PAYMENTS       VALUE
                           Avalonbay
Goldman Sachs              Communities,
 International...........  Inc.             Buy           3.050%    03/20/13     $2,070    $       0   $  (121,816)
Goldman Sachs              Carnival
 International...........  Corporation      Buy           1.600     03/20/18        110            0          (894)
Goldman Sachs
 International...........  CDX.NA.IG.10     Sell          1.550     06/20/13      6,120       34,925        19,500
Goldman Sachs
 International...........  CDX.NA.IG.HVOL.9 Sell          1.400     12/20/12      2,105     (119,237)     (166,397)
Goldman Sachs
 International...........  CDX.NA.IG.HVOL.9 Sell          1.400     12/20/12      2,200     (121,976)     (173,907)
Goldman Sachs
 International...........  CDX.NA.IG.HVOL.9 Sell          1.400     12/20/12      4,720     (278,710)     (373,109)
                           Coca-Cola
Goldman Sachs              Enterprises,
 International...........  Inc.             Buy           0.588     03/20/13      2,130            0       (15,169)
Goldman Sachs              Eaton
 International...........  Corporation      Buy           0.970     03/20/18        690            0        (5,489)
Goldman Sachs              FirstEnergy
 International...........  Corporation      Buy           1.250     03/20/13      2,055            0       (36,779)
Goldman Sachs              Goodrich
 International...........  Corporation      Buy           0.470     03/20/18        600            0         6,738
Goldman Sachs              Merrill Lynch &
 International...........  Co., Inc.        Buy           3.250     03/20/13        410            0       (11,192)
Goldman Sachs
 International...........  Prologis         Buy           2.970     06/20/13      1,180            0       (33,305)
Goldman Sachs
 International...........  Prologis         Buy           3.330     03/20/13        910            0       (38,306)
Goldman Sachs              Sealed Air
 International...........  Corporation      Buy           1.080     03/20/18        745            0        34,056
Goldman Sachs              Sealed Air
 International...........  Corporation      Buy           1.240     03/20/18        360            0        12,344
                           Textron
Goldman Sachs              Financial
 International...........  Corporation      Buy           1.050     03/20/13      1,155            0         7,938
Goldman Sachs
 International...........  Trane Inc.       Buy           0.500     03/20/13        380            0          (157)
Goldman Sachs
 International...........  Trane Inc.       Buy           0.600     03/20/18        145            0           556
Goldman Sachs              Washington
 International...........  Mutual, Inc.     Buy           6.480     03/20/13      1,575            0       (13,349)

See Notes to Financial Statements                                             19

VAN KAMPEN BOND FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2008 continued

CREDIT DEFAULT SWAPS (CONTINUED)

                                                          PAY/
                                                         RECEIVE                NOTIONAL
                              REFERENCE      BUY/SELL     FIXED    EXPIRATION    AMOUNT     UPFRONT
      COUNTERPARTY             ENTITY       PROTECTION    RATE        DATE       (000)     PAYMENTS       VALUE
JP Morgan Chase Bank,
 N.A. ...................  Nordstrom, Inc.  Buy           1.070%    03/20/18     $  665    $       0   $     6,128
JP Morgan Chase Bank,
 N.A. ...................  Nordstrom, Inc.  Buy           1.150     03/20/18        665            0         2,183
JP Morgan Chase Bank,
 N.A. ...................  SLM Corporation  Sell          4.950     03/20/13        600            0        11,842
                           The Pepsi
JP Morgan Chase Bank,      Bottling Group,
 N.A. ...................  Inc.             Buy           0.580     03/20/13        540            0        (3,205)
                           The Pepsi
JP Morgan Chase Bank,      Bottling Group,
 N.A. ...................  Inc.             Buy           0.630     03/20/13        730            0        (5,912)
JP Morgan Chase Bank,      Union Pacific
 N.A. ...................  Corporation      Buy           0.190     12/20/11      1,100            0        14,709
Lehman Brothers Special
 Financing, Inc. ........  ABX.HE.AAA.06-1  Buy           0.180     07/25/45        405       64,763        32,183
                           Arrow
Lehman Brothers Special    Electronics,
 Financing, Inc. ........  Inc.             Buy           1.040     03/20/18        200            0        (1,761)
                           Arrow
Lehman Brothers Special    Electronics,
 Financing, Inc. ........  Inc.             Buy           1.400     03/20/13      1,415            0       (36,909)
                           Coca-Cola
Lehman Brothers Special    Enterprises,
 Financing, Inc. ........  Inc.             Buy           0.640     03/20/13        965            0        (9,067)
Lehman Brothers Special    Goodrich
 Financing, Inc. ........  Corporation      Buy           0.450     03/20/18        700            0         8,941
Lehman Brothers Special    Goodrich
 Financing, Inc. ........  Corporation      Buy           0.460     03/20/18        500            0         6,001
Lehman Brothers Special
 Financing, Inc. ........  Metlife, Inc.    Buy           2.150     03/20/13      1,150            0       (44,058)
Merrill Lynch              Carnival
 International...........  Corporation      Buy           1.500     03/20/18      1,245            0        (4,891)
Merrill Lynch              Carnival
 International...........  Corporation      Buy           1.570     03/20/18      1,035            0        (3,428)
Merrill Lynch              Carnival
 International...........  Corporation      Buy           1.600     03/20/18        695            0        (5,649)
Merrill Lynch
 International...........  CDX.NA.IG.HVOL.9 Sell          1.400     12/20/12      3,865     (408,238)     (305,558)
Merrill Lynch              Eaton
 International...........  Corporation      Buy           0.920     03/20/18        780            0        (3,241)
Merrill Lynch
 International...........  SLM Corporation  Sell          5.000     03/20/13        600            0        12,941

 20                                            See Notes to Financial Statements

VAN KAMPEN BOND FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2008 continued

CREDIT DEFAULT SWAPS (CONTINUED)

                                                          PAY/
                                                         RECEIVE                NOTIONAL
                              REFERENCE      BUY/SELL     FIXED    EXPIRATION    AMOUNT     UPFRONT
      COUNTERPARTY             ENTITY       PROTECTION    RATE        DATE       (000)     PAYMENTS       VALUE
Merrill Lynch              Walt Disney
 International...........  Company          Buy           0.770%    03/20/13     $2,110    $       0   $   (32,766)
                           Martin Marietta
UBS AG...................  Materials, Inc.  Buy           1.730     03/20/18        990            0       (13,616)
                           Martin Marietta
UBS AG...................  Materials, Inc.  Buy           1.780     03/20/13        990            0       (11,945)
                           Textron
                           Financial
UBS AG...................  Corporation      Buy           1.000     03/20/13        660            0         6,160
                           Textron
                           Financial
UBS AG...................  Corporation      Buy           1.010     03/20/13        465            0         4,339
                           Textron
                           Financial
UBS AG...................  Corporation      Buy           1.060     03/20/13      1,140            0       (13,100)
UBS AG...................  Trane, Inc.      Buy           0.500     03/20/13      1,175            0          (485)
UBS AG...................  Trane, Inc.      Buy           0.600     03/20/18      1,235            0         4,737
                                                                                           ---------   -----------
TOTAL CREDIT DEFAULT SWAPS..............................................................   $(767,757)  $(1,072,742)
                                                                                           =========   ===========

INTEREST RATE SWAPS

                                                        PAY/
                                                      RECEIVE                         NOTIONAL
                                                      FLOATING   FIXED   EXPIRATION    AMOUNT
         COUNTERPARTY           FLOATING RATE INDEX     RATE     RATE       DATE       (000)        VALUE
Bank of America, N.A. ........  USD-LIBOR BBA         Pay        4.429%   06/24/13    $ 4,300    $    33,266
Bank of America, N.A. ........  USD-LIBOR BBA         Pay        4.556    06/17/13     33,800        466,360
Bank of America, N.A. ........  USD-LIBOR BBA         Pay        4.983    04/15/18      3,475        (25,819)
Bank of America, N.A. ........  USD-LIBOR BBA         Pay        5.070    04/14/18      4,180        (18,058)
Bank of America, N.A. ........  USD-LIBOR BBA         Receive    5.380    04/15/23      4,185         (1,423)
Bank of America, N.A. ........  USD-LIBOR BBA         Receive    5.470    04/14/23      5,355        (15,048)
Bank of America, N.A. ........  USD-LIBOR BBA         Pay        5.550    02/22/18      4,137         55,146
Bank of America, N.A. ........  USD-LIBOR BBA         Pay        5.638    03/07/18     14,365        234,006
Bank of America, N.A. ........  USD-LIBOR BBA         Receive    5.958    02/22/23      5,167        (84,584)
Bank of America, N.A. ........  USD-LIBOR BBA         Receive    6.040    03/07/23     18,470       (342,803)
Citibank, N.A., New York......  USD-LIBOR BBA         Pay        5.275    10/25/37     14,700        744,938
Citibank, N.A., New York......  USD-LIBOR BBA         Pay        5.414    05/25/17     28,400      1,734,803
Citibank, N.A., New York......  USD-LIBOR BBA         Pay        5.440    05/29/17        975         61,212
Citibank, N.A., New York......  USD-LIBOR BBA         Pay        5.448    08/09/17     30,000      2,337,048
JP Morgan Chase Bank, N.A. ...  USD-LIBOR BBA         Receive    3.966    03/25/18     17,700        791,669
JP Morgan Chase Bank, N.A. ...  USD-LIBOR BBA         Receive    3.966    03/25/18     26,800      1,198,685

See Notes to Financial Statements                                             21

VAN KAMPEN BOND FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2008 continued

INTEREST RATE SWAPS (CONTINUED)

                                                        PAY/
                                                      RECEIVE                         NOTIONAL
                                                      FLOATING   FIXED   EXPIRATION    AMOUNT
         COUNTERPARTY           FLOATING RATE INDEX     RATE     RATE       DATE       (000)        VALUE
JP Morgan Chase Bank, N.A. ...  USD-LIBOR BBA         Pay        5.448%   05/29/17    $ 6,475    $   410,312
Merrill Lynch Capital
 Services, Inc. ..............  USD-LIBOR BBA         Pay        5.000    04/15/18      4,635        (31,564)
Merrill Lynch Capital
 Services, Inc. ..............  USD-LIBOR BBA         Receive    5.395    04/16/23      5,885         (4,414)
                                                                                                 -----------
TOTAL INTEREST RATE SWAPS.....................................................................    $7,543,732
                                                                                                 -----------
SWAP COLLATERAL RECEIVED FROM COUNTERPARTY
 Citibank, N.A., New York.....................................................................    (4,400,000)
 JP Morgan Chase Bank, N.A....................................................................    (2,810,000)
 Lehman Brothers Special Financing Inc........................................................      (540,000)
                                                                                                 -----------
TOTAL SWAP COLLATERAL RECEIVED                                                                   $(7,750,000)
                                                                                                 -----------
TOTAL SWAP AGREEMENTS.........................................................................   $(1,279,010)
                                                                                                 ===========

FUTURES CONTRACTS OUTSTANDING AS OF JUNE 30, 2008:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
LONG CONTRACTS:
Interest Rate Swap 5-Year Futures, September 2008 (Current
  Notional Value of $107,313 per contract)..................      85         $ 126,931
U.S. Treasury Notes 2-Year Futures, September 2008 (Current
  Notional Value of $211,203 per contract)..................      29            (7,704)
SHORT CONTRACTS:
U.S. Treasury Bond Futures, September 2008 (Current Notional
  Value of $115,594 per contract)...........................      29           (30,208)
U.S. Treasury Notes 5-Year Futures, September 2008 (Current
  Notional Value of $110,555 per contract)..................      32           (27,127)
U.S. Treasury Notes 10-Year Futures, September 2008 (Current
  Notional Value of $113,922 per contract)..................     425          (235,284)
                                                              ---------    -------------
TOTAL FUTURES CONTRACTS.....................................     600         $(173,392)
                                                              =========    =============

 22                                            See Notes to Financial Statements

VAN KAMPEN BOND FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
June 30, 2008

ASSETS:
Total Investments (Including repurchase agreements of
  $23,192,000) (Cost $214,499,897)..........................  $205,908,758
Cash........................................................       474,835
Receivables:
  Investments Sold..........................................     7,859,511
  Interest..................................................     2,427,432
  Dividends.................................................        27,797
Swap Contracts..............................................       884,222
Other.......................................................            66
                                                              ------------
    Total Assets............................................   217,582,621
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     7,195,216
  Income Distributions......................................       119,776
  Investment Advisory Fee...................................        71,886
  Variation Margin on Futures...............................        20,016
  Other Affiliates..........................................         8,020
  Other.....................................................       324,911
Swap Contracts..............................................     2,163,232
Trustees' Deferred Compensation and Retirement Plans........       238,329
Accrued Expenses............................................       103,184
                                                              ------------
    Total Liabilities.......................................    10,244,570
                                                              ------------
NET ASSETS..................................................  $207,338,051
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($207,338,051 divided
  by 11,308,623 shares outstanding).........................  $      18.33
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($1.00 par value with 15,000,000 shares
  authorized,
  11,308,623 shares issued and outstanding).................  $ 11,308,623
Paid in Surplus.............................................   206,706,494
Accumulated Undistributed Net Investment Income.............      (414,054)
Net Unrealized Depreciation.................................    (1,525,784)
Accumulated Net Realized Loss...............................    (8,737,228)
                                                              ------------
NET ASSETS..................................................  $207,338,051
                                                              ============

See Notes to Financial Statements                                             23

VAN KAMPEN BOND FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended June 30, 2008

INVESTMENT INCOME:
Interest....................................................  $11,634,237
Dividends...................................................       27,797
                                                              -----------
      Total Income..........................................   11,662,034
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      902,105
Reports to Shareholders.....................................      125,585
Professional Fees...........................................       86,852
Accounting and Administrative Expenses......................       56,590
Transfer Agent Fees.........................................       45,555
Custody.....................................................       37,268
Registration Fees...........................................       21,368
Trustees' Fees and Related Expenses.........................        3,942
Other.......................................................       25,564
                                                              -----------
      Total Expenses........................................    1,304,829
      Less Credits Earned on Cash Balances..................        1,578
                                                              -----------
      Net Expenses..........................................    1,303,251
                                                              -----------
NET INVESTMENT INCOME.......................................  $10,358,783
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 2,127,854
  Futures...................................................   (4,548,150)
  Swap Contracts............................................   (2,617,318)
                                                              -----------
Net Realized Loss...........................................   (5,037,614)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (2,528,812)
                                                              -----------
  End of the Period:
    Investments.............................................   (8,591,139)
    Futures.................................................     (173,392)
    Swap Contracts..........................................    7,238,747
                                                              -----------
                                                               (1,525,784)
                                                              -----------
Net Unrealized Appreciation During the Period...............    1,003,028
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(4,034,586)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 6,324,197
                                                              ===========

 24                                            See Notes to Financial Statements

VAN KAMPEN BOND FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                                FOR THE          FOR THE
                                                              YEAR ENDED       YEAR ENDED
                                                             JUNE 30, 2008    JUNE 30, 2007
                                                             ------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income......................................  $ 10,358,783     $ 10,213,317
Net Realized Gain/Loss.....................................    (5,037,614)         114,273
Net Unrealized Appreciation During the Period..............     1,003,028        1,526,983
                                                             ------------     ------------
Change in Net Assets from Operations.......................     6,324,197       11,854,573
Distributions from Net Investment Income...................   (10,403,933)     (10,712,430)
                                                             ------------     ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES........    (4,079,736)       1,142,143

FROM CAPITAL TRANSACTIONS:
Repurchase of Shares.......................................           -0-         (949,378)
                                                             ------------     ------------
TOTAL INCREASE/DECREASE IN NET ASSETS......................    (4,079,736)         192,765
NET ASSETS
Beginning of the Period....................................   211,417,787      211,225,022
                                                             ------------     ------------
End of the Period (Including accumulated undistributed net
  investment income of $(414,054) and $(1,299,978),
  respectively)............................................  $207,338,051     $211,417,787
                                                             ============     ============

See Notes to Financial Statements                                             25

VAN KAMPEN BOND FUND

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           YEAR ENDED JUNE 30,
                                              ----------------------------------------------
                                               2008      2007      2006      2005      2004
                                              ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....  $18.70    $18.59    $19.69    $19.15    $19.78
                                              ------    ------    ------    ------    ------
  Net Investment Income.....................    0.92(a)   0.90(a)   0.89(a)   0.96      1.03
  Net Realized and Unrealized Gain/Loss.....   (0.37)     0.15     (1.03)     0.60     (0.54)
                                              ------    ------    ------    ------    ------
Total from Investment Operations............    0.55      1.05     (0.14)     1.56      0.49
Less Distributions from Net Investment
  Income....................................    0.92      0.94      0.96      1.02      1.12
                                              ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD..........  $18.33    $18.70    $18.59    $19.69    $19.15
                                              ======    ======    ======    ======    ======

Common Share Market Price at End of the
  Period....................................  $16.62    $16.84    $16.40    $17.80    $17.02
Total Return (b)............................   4.17%     8.38%    -2.59%    10.69%    -7.44%
Net Assets at End of the Period (In
  millions).................................  $207.3    $211.4    $211.2    $223.8    $217.6
Ratio of Expenses to Average Net Assets.....   0.61%      .57%      .59%      .60%      .65%
Ratio of Net Investment Income to Average
  Net Assets................................   4.82%     4.72%     4.61%     4.90%     5.24%
Portfolio Turnover..........................    111%      188%       64%       61%       41%

(a) Based on average shares outstanding.

(b) Total return based on common share market price assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

 26                                            See Notes to Financial Statements

VAN KAMPEN BOND FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2008

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Bond Fund (the "Fund") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is to seek interest income while conserving capital.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available as noted above, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Credit default and interest rate swaps are valued using market quotations from brokers. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with its custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At June 30, 2008, there were no when-issued or delayed delivery purchase commitments.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

VAN KAMPEN BOND FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2008 continued

C. INVESTMENT INCOME Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Premiums are amortized and discounts are accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund adopted the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") Accounting for Uncertainty in Income Taxes on December 31, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other" expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended June 30, 2008, remains subject to examination by taxing authorities.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At June 30, 2008, the Fund had an accumulated capital loss carryforward for tax purposes of $3,464,291, which will expire according to the following schedule:

  AMOUNT                                                                  EXPIRATION
$  753,340 ............................................................  June 30, 2011
   472,610 ............................................................  June 30, 2015
 2,238,341 ............................................................  June 30, 2016

    At June 30, 2008, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes........................  $215,297,047
                                                              ============
Gross tax unrealized appreciation...........................  $    912,014
Gross tax unrealized depreciation...........................   (10,300,303)
                                                              ------------
Net tax unrealized depreciation on investments..............  $ (9,388,289)
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays quarterly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included as ordinary income for tax purposes.

VAN KAMPEN BOND FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2008 continued

    The tax character of distributions paid during the years ended June 30, 2008 and 2007 was as follows:

                                                                 2008           2007
Distributions paid from:
  Ordinary income...........................................  $10,408,196    $10,723,719
  Long-term capital gain....................................          -0-            -0-
                                                              -----------    -----------
                                                              $10,408,196    $10,723,719
                                                              ===========    ===========

    Permanent differences, primarily due to reclassification of swap gains and losses to income and book to tax amortization differences, resulted in the following reclassifications among the Fund's components of net assets at June 30, 2008:

   ACCUMULATED
UNDISTRIBUTED NET   ACCUMULATED NET
INVESTMENT INCOME    REALIZED LOSS    PAID-IN SURPLUS
    $931,074           $(931,074)           -0-

    As of June 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $799,004

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the post October losses which are not recognized for tax purposes until the first day of the following fiscal year and gains and losses recognized for tax purposes on open futures transactions on June 30, 2008.

F. CREDITS EARNED ON CASH BALANCES During the year ended June 30, 2008, the Fund's custody fee was reduced by $1,578 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .42%
Over $500 million...........................................     .35%

    For the year ended June 30, 2008, the Fund recognized expenses of approximately $48,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended June 30, 2008, the Fund recognized expenses of approximately $18,900 representing

VAN KAMPEN BOND FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2008 continued

Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

For the years ended June 30, 2008 and 2007, transactions in common shares were as follows:

                                                                 FOR THE          FOR THE
                                                               YEAR ENDED       YEAR ENDED
                                                              JUNE 30, 2008    JUNE 30, 2007
Beginning Shares............................................   11,308,623       11,362,465
Shares Repurchased*.........................................          -0-          (53,842)
                                                               ----------       ----------
Ending Shares...............................................   11,308,623       11,308,623
                                                               ==========       ==========

* For the period ended June 30, 2007, the Fund repurchased 53,842 of its shares at an average discount of 8.26% from net assets value per share.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government securities, were $129,463,285 and $93,792,471, respectively. The cost of purchases and proceeds from sales of long-term U.S. Government securities, including paydowns on mortgage-backed securities, for the period were $94,838,985 and $174,777,207, respectively.

5. MORTGAGE BACKED SECURITIES

The Fund may invest in various types of Mortgage Backed Securities. A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies--Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC). A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's.

    These securities derive their value from or represent interests in a pool of mortgages, or mortgage securities. Mortgage securities are subject to prepayment risk -- the risk that, as mortgage interest rates fall, borrowers will refinance and "prepay" principal. A fund holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less

VAN KAMPEN BOND FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2008 continued

likely to refinance resulting in lower prepayments. This can effectively extend the maturity of a fund's mortgage securities resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.

    To the extent a fund invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies.

    An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payment on their mortgages.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    Summarized below are specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury securities for duration and risk management purposes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

VAN KAMPEN BOND FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2008 continued

    Transactions in futures contracts for the year ended June 30, 2008, were as follows:

                                                              CONTRACTS
Outstanding at June 30, 2007................................      495
Futures Opened..............................................    3,577
Futures Closed..............................................   (3,472)
                                                               ------
Outstanding at June 30, 2008................................      600
                                                               ======

B. SWAPS CONTRACTS The Fund may enter into credit default swap contracts for hedging purposes or to gain exposure to a credit in which the Fund may otherwise invest. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed-upon amount, which approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments, to the buyer in the event of an adverse credit event of the issuer. The Fund accrues for the periodic fees on credit default swaps on a daily basis with the net amount accrued recorded within unrealized appreciation/depreciation of swap contracts. Upon cash settlement of the periodic fees, the net amount is recorded as realized gain/loss on swap contracts on the Statements of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. Credit default swaps may involve greater risks than if a Fund had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk.

    The Fund may also enter into interest rate swaps primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps are contractual agreements to exchange periodic interest payment streams calculated on a predetermined notional principal amount. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into interest rate swaps on a net basis, i.e, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each interest rate swap on a daily basis. This net amount is recorded within unrealized appreciation/depreciation on swap contracts. Upon cash settlement of the periodic payments, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

VAN KAMPEN BOND FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2008 continued

    If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is disclosed in the table following the Portfolio of Investments. Cash collateral has been offset against open swap contracts under the provisions of FIN 39: Offsetting of Amounts Related to Certain Contracts an interpretation of APB Opinion No. 10 and FASB Statement No. 105 and are included within "Swap Contracts" on the Statement of Assets and Liabilities. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included with realized loss on swap contracts on the Statement of Operations.

7. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. ACCOUNTING PRONOUNCEMENTS

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of June 30, 2008 the Adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of Operations for a fiscal period.

    On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

VAN KAMPEN BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Van Kampen Bond Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Bond Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Bond Fund as of June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 18, 2008

VAN KAMPEN BOND FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

JERRY W. MILLER
President and Principal Executive Officer

DENNIS SHEA
Vice President

KEVIN KLINGERT
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

STUART N. SCHULDT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
522 Fifth Avenue
New York, New York 10036

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

TRANSFER AGENT

COMPUTERSHARE TRUST COMPANY, N.A.
C/O COMPUTERSHARE INVESTOR SERVICES
P.O. Box 43078
Providence, Rhode Island 02940-3078

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
111 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN BOND FUND

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of the Shareholders of the Fund was held on June 18, 2008, where shareholders voted on the election of trustees.

With regard to the election of the following trustees by the common shareholders of the Fund:

                                                                      # OF SHARES
                                                             -----------------------------
                                                             IN FAVOR             WITHHELD
------------------------------------------------------------------------------------------
David C. Arch..............................................  9,271,877            785,105
Jerry D. Choate............................................  9,261,929            795,053
Howard J. Kerr.............................................  9,253,589            803,393
Suzanne H. Woolsey.........................................  9,255,397            801,584

The other trustees of the Fund whose terms did not expire in 2008 are Rod Dammeyer, Linda Hutton Heagy, R. Craig Kennedy, Jack E. Nelson, Hugo F. Sonnenschein and Wayne W. Whalen.

VAN KAMPEN BOND FUND

TRUSTEE AND OFFICER INFORMATION

The business and affairs of each Fund are managed under the direction of the Funds' Board of Trustees and the Funds' officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of each Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees of the Fund generally serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           EACH FUND     SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (63)              Trustee      Trustee     Chairman and Chief             73       Trustee/Director/Managing
Blistex Inc.                                 since 1997  Executive Officer of                    General Partner of funds
1800 Swift Drive                                         Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                      health care products                    Director of the Heartland
                                                         manufacturer.                           Alliance, a nonprofit
                                                                                                 organization serving
                                                                                                 human needs based in
                                                                                                 Chicago. Board member of
                                                                                                 the Illinois
                                                                                                 Manufacturers'
                                                                                                 Association. Member of
                                                                                                 the Board of Visitors,
                                                                                                 Institute for the
                                                                                                 Humanities, University of
                                                                                                 Michigan.

VAN KAMPEN BOND FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           EACH FUND     SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (69)            Trustee      Trustee     Prior to January 1999,         73       Trustee/Director/Managing
33971 Selva Road                             since 2003  Chairman and Chief                      General Partner of funds
Suite 130                                                Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                     Allstate Corporation                    Director of Amgen Inc., a
                                                         ("Allstate") and Allstate               biotechnological company,
                                                         Insurance Company. Prior                and Valero Energy
                                                         to January 1995,                        Corporation, an
                                                         President and Chief                     independent refining
                                                         Executive Officer of                    company.
                                                         Allstate. Prior to August
                                                         1994, various management
                                                         positions at Allstate.

Rod Dammeyer (67)               Trustee      Trustee     President of CAC, L.L.C.,      73       Trustee/Director/Managing
CAC, L.L.C.                                  since 1997  a private company                       General Partner of funds
4350 La Jolla Village Drive                              offering capital                        in the Fund Complex.
Suite 980                                                investment and management               Director of Quidel
San Diego, CA 92122-6223                                 advisory services.                      Corporation, Stericycle,
                                                                                                 Inc. and Trustee of The
                                                                                                 Scripps Research
                                                                                                 Institute. Prior to
                                                                                                 February 2008, Director
                                                                                                 of Ventana Medical
                                                                                                 Systems, Inc. Prior to
                                                                                                 April 2007, Director of
                                                                                                 GATX Corporation. Prior
                                                                                                 to April 2004, Director
                                                                                                 of TheraSense, Inc. Prior
                                                                                                 to January 2004, Director
                                                                                                 of TeleTech Holdings Inc.
                                                                                                 and Arris Group, Inc.

VAN KAMPEN BOND FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           EACH FUND     SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy++ (60)       Trustee      Trustee     Prior to February 2008,        73       Trustee/Director/Managing
4939 South Greenwood                         since 2003  Managing Partner of                     General Partner of funds
Chicago, IL 60615                                        Heidrick & Struggles, an                in the Fund Complex.
                                                         international executive                 Trustee on the University
                                                         search firm. Prior to                   of Chicago Medical Center
                                                         1997, Partner of Ray &                  Board, Vice Chair of the
                                                         Berndtson, Inc., an                     Board of the YMCA of
                                                         executive recruiting                    Metropolitan Chicago and
                                                         firm. Prior to 1995,                    a member of the Women's
                                                         Executive Vice President                Board of the University
                                                         of ABN AMRO, N.A., a bank               of Chicago.
                                                         holding company. Prior to
                                                         1990, Executive Vice
                                                         President of The Exchange
                                                         National Bank.

R. Craig Kennedy (56)           Trustee      Trustee     Director and President of      73       Trustee/Director/Managing
1744 R Street, NW                            since 2003  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                     of the United States, an                in the Fund Complex.
                                                         independent U.S.                        Director of First Solar,
                                                         foundation created to                   Inc.
                                                         deepen understanding,
                                                         promote collaboration and
                                                         stimulate exchanges of
                                                         practical experience
                                                         between Americans and
                                                         Europeans. Formerly,
                                                         advisor to the Dennis
                                                         Trading Group Inc., a
                                                         managed futures and
                                                         option company that
                                                         invests money for
                                                         individuals and
                                                         institutions. Prior to
                                                         1992, President and Chief
                                                         Executive Officer,
                                                         Director and member of
                                                         the Investment Committee
                                                         of the Joyce Foundation,
                                                         a private foundation.

Howard J Kerr (72)              Trustee      Trustee     Prior to 1998, President       73       Trustee/Director/Managing
14 Huron Trace                               since 1997  and Chief Executive                     General Partner of funds
Galena, IL 61036                                         Officer of Pocklington                  in the Fund Complex.
                                                         Corporation, Inc., an                   Director of the Lake
                                                         investment holding                      Forest Bank & Trust.
                                                         company.                                Director of the Marrow
                                                                                                 Foundation.

VAN KAMPEN BOND FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           EACH FUND     SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (72)             Trustee      Trustee     President of Nelson            73       Trustee/Director/Managing
423 Country Club Drive                       since 2003  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                    Services, Inc., a                       in the Fund Complex.
                                                         financial planning
                                                         company and registered
                                                         investment adviser in the
                                                         State of Florida.
                                                         President of Nelson Ivest
                                                         Brokerage Services Inc.,
                                                         a member of the Financial
                                                         Industry Regulatory
                                                         Authority ("FINRA"),
                                                         Securities Investors
                                                         Protection Corp. and the
                                                         Municipal Securities
                                                         Rulemaking Board.
                                                         President of Nelson Sales
                                                         and Services Corporation,
                                                         a marketing and services
                                                         company to support
                                                         affiliated companies.

Hugo F. Sonnenschein (67)       Trustee      Trustee     President Emeritus and         73       Trustee/Director/Managing
1126 E. 59th Street                          since 1997  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                        University of Chicago and               in the Fund Complex.
                                                         the Adam Smith                          Trustee of the University
                                                         Distinguished Service                   of Rochester and a member
                                                         Professor in the                        of its investment
                                                         Department of Economics                 committee. Member of the
                                                         at the University of                    National Academy of
                                                         Chicago. Prior to July                  Sciences, the American
                                                         2000, President of the                  Philosophical Society and
                                                         University of Chicago.                  a fellow of the American
                                                                                                 Academy of Arts and
                                                                                                 Sciences.

VAN KAMPEN BOND FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           EACH FUND     SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D. (66)  Trustee      Trustee     Chief Communications           73       Trustee/Director/Managing
815 Cumberstone Road                         since 2003  Officer of the National                 General Partner of funds
Harwood, MD 20776                                        Academy of                              in the Fund Complex.
                                                         Sciences/National                       Director of Fluor Corp.,
                                                         Research Council, an                    an engineering,
                                                         independent, federally                  procurement and
                                                         chartered policy                        construction
                                                         institution, from 2001 to               organization, since
                                                         November 2003 and Chief                 January 2004. Director of
                                                         Operating Officer from                  Intelligent Medical
                                                         1993 to 2001. Prior to                  Devices, Inc., a symptom
                                                         1993, Executive Director                based diagnostic tool for
                                                         of the Commission on                    physicians and clinical
                                                         Behavioral and Social                   labs. Director of the
                                                         Sciences and Education at               Institute for Defense
                                                         the National Academy of                 Analyses, a federally
                                                         Sciences/National                       funded research and
                                                         Research Council. From                  development center,
                                                         1980 through 1989,                      Director of the German
                                                         Partner of Coopers &                    Marshall Fund of the
                                                         Lybrand.                                United States, Director
                                                                                                 of the Rocky Mountain
                                                                                                 Institute and Trustee of
                                                                                                 California Institute of
                                                                                                 Technology and the
                                                                                                 Colorado College.

VAN KAMPEN BOND FUND

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEE*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          EACH FUND     SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (69)         Trustee      Trustee     Partner in the law firm        73       Trustee/Director/Managing
333 West Wacker Drive                      since 1997  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the                 Director of the Abraham
                                                       Fund Complex.                           Lincoln Presidential
                                                                                               Library Foundation.

------------------------------------

+   See Table D below.

++ As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

    VAN KAMPEN BOND FUND

    TRUSTEE AND OFFICER INFORMATION continued

    OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                  POSITION(S)          LENGTH OF
NAME, AGE AND                      HELD WITH              TIME         PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                 EACH FUND             SERVED        DURING PAST 5 YEARS
Jerry W. Miller (47)          President and            Officer         President and Principal Executive Officer of funds in the
522 Fifth Avenue              Principal Executive      since 2008      Fund Complex since May 2008. President and Chief Executive
New York, NY 10036            Officer                                  Officer of Van Kampen Investments since June 2008. Central
                                                                       Division Director for Morgan Stanley's Global Wealth
                                                                       Management Group from March 2006 to June 2008. Previously,
                                                                       Chief Operating Officer of the global proprietary business of Merrill Lynch Investment Management from 2002 to 2006.

Dennis Shea (55)              Vice President           Officer         Managing Director of Morgan Stanley Investment Advisors
522 Fifth Avenue                                       since 2006      Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10036                                                     and Van Kampen Advisors Inc. Chief Investment Officer --
                                                                       Global Equity of the same entities since February 2006. Vice
                                                                       President of Morgan Stanley Institutional and Retail Funds
                                                                       since February 2006. Vice President of funds in the Fund
                                                                       Complex since March 2006. Previously, Managing Director and
                                                                       Director of Global Equity Research at Morgan Stanley from
                                                                       April 2000 to February 2006.

Kevin Klingert (46)           Vice President           Officer         Vice President of funds in the Fund Complex since March
522 Fifth Avenue                                       since 2008      2008. Chief Operating Officer of the Fixed Income portion of
New York, NY 10036                                                     Morgan Stanley Investment Management Inc. since March 2008.
                                                                       Head of Global Liquidity Portfolio Management and co-Head of
                                                                       Liquidity Credit Research of Morgan Stanley Investment
                                                                       Management since December 2007. Managing Director of Morgan
                                                                       Stanley Investment Management Inc. from December 2007 to
                                                                       March 2008. Previously, Managing Director on the Management
                                                                       Committee and head of Municipal Portfolio Management and
                                                                       Liquidity at BlackRock from October 1991 to January 2007.
                                                                       Assistant Vice President municipal portfolio manager at
                                                                       Merrill Lynch from March 1985 to October 1991.

VAN KAMPEN BOND FUND
TRUSTEE AND OFfiCER INFORMATION continued
                                                        TERM OF
                                                       OFFICE AND
                                  POSITION(S)          LENGTH OF
NAME, AGE AND                      HELD WITH              TIME         PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                 EACH FUND             SERVED        DURING PAST 5 YEARS

Amy R. Doberman (46)          Vice President           Officer         Managing Director and General Counsel -- U.S. Investment
522 Fifth Avenue                                       since 2004      Management; Managing Director of Morgan Stanley Investment
New York, NY 10036                                                     Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                                       the Adviser. Vice President of the Morgan Stanley
                                                                       Institutional and Retail Funds since July 2004 and Vice
                                                                       President of funds in the Fund Complex since August 2004.
                                                                       Previously, Managing Director and General Counsel of
                                                                       Americas, UBS Global Asset Management from July 2000 to July
                                                                       2004 and General Counsel of Aeltus Investment Management,
                                                                       Inc. from January 1997 to July 2000.

Stefanie V. Chang Yu (41)     Vice President           Officer         Managing Director of Morgan Stanley Investment Management
522 Fifth Avenue              and Secretary            since 2003      Inc. Vice President and Secretary of funds in the Fund
New York, NY 10036                                                     Complex.

John L. Sullivan (53)         Chief Compliance         Officer         Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza - Suite 100  Officer                  since 1996      August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                             Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                       Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                       Investments, Vice President, Chief Financial Officer and
                                                                       Treasurer of funds in the Fund Complex and head of Fund
                                                                       Accounting for Morgan Stanley Investment Management Inc.
                                                                       Prior to December 2002, Executive Director of Van Kampen
                                                                       Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (46)        Chief Financial          Officer         Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza - Suite 100  Officer and              since 2007      Inc. since June 2007. Chief Financial Officer and Treasurer
Oakbrook Terrace, IL 60181    Treasurer                                of funds in the Fund Complex since June 2007. Prior to June
                                                                       2007, Senior Vice President of Northern Trust Company,
                                                                       Treasurer and Principal Financial Officer for Northern Trust
                                                                       U.S. mutual fund complex.

In accordance with Section 303A.12(a) of the New York Stock Exchange Listed Company Manual, the Fund's Chief Executive Officer has certified to the New York Stock Exchange that, as of June 25, 2008, he was not aware of any violation by the Fund of NYSE corporate governance listing standards.

The certification by the Fund's principal executive officer and principal financial officer required by Rule 30a-2 under the 1940 Act were filed with the Fund's report to the SEC on Form N-CSR and are available on the Securities and Exchange Commission's web site at http://www.sec.gov.

  Van Kampen Bond Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non- individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Bond Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Bond Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non- affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                              522 Fifth Avenue
                                                      New York, New York 10036
                                                             www.vankampen.com

                                       Copyright (C)2008 Van Kampen Funds Inc.
                                       All rights reserved. Member FINRA/SIPC.

                                                                   VBFANN 8/08
    (VAN KAMPEN INVESTMENTS LOGO)                           IU08-04215P-Y06/08

Item 2. Code of Ethics.

(a) The Fund has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b) No information need be disclosed pursuant to this paragraph.

(c) Due to personnel changes at the Adviser, the list of covered officers set forth in Exhibit B was amended in June 2008 and the general counsel's designee set forth in Exhibit C was amended in January 2008. Both editions of Exhibit B and both editions of Exhibit C are attached.

(d) Not applicable.

(e) Not applicable.

(f)

     (1)  The Fund's Code of Ethics is attached hereto as Exhibit 12(1).

     (2)  Not applicable.

     (3)  Not applicable.

Item 3. Audit Committee Financial Expert.

The Fund's Board of Trustees has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees : Rod Dammeyer, Jerry Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2008

                                       REGISTRANT    COVERED ENTITIES(1)
                                       -----------   -------------------
   AUDIT FEES.......................    $35,015               N/A
   NON-AUDIT FEES
      AUDIT-RELATED FEES............    $     0          $215,000(2)
      TAX FEES......................    $ 1,650(3)       $      0
      ALL OTHER FEES................    $     0          $      0
   TOTAL NON-AUDIT FEES.............    $ 1,650          $215,000
   TOTAL............................    $36,665          $215,000

2007

                                        REGISTRANT   COVERED ENTITIES(1)
                                       -----------   -------------------
   AUDIT FEES.......................    $32,875               N/A
   NON-AUDIT FEES
      AUDIT-RELATED FEES............    $     0          $211,000(2)
      TAX FEES......................    $ 1,600(3)       $      0
      ALL OTHER FEES................    $     0          $      0
   TOTAL NON-AUDIT FEES.............    $ 1,600          $211,000
   TOTAL............................    $34,475          $211,000

N/A- Not applicable, as not required by Item 4.

(1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant's tax.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                              JOINT AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                                VAN KAMPEN FUNDS

              AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 2004(1)

1.   STATEMENT OF PRINCIPLES

     The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.(2)

     The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

     For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

     The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

     The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval

----------
(1) This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

(2) Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

     The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

     The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

2.   DELEGATION

     As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.   AUDIT SERVICES

     The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

     In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

     The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.   AUDIT-RELATED SERVICES

     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or, to the extent they are Covered Services, the Covered Entities' financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

     The Audit Committee has pre-approved the Audit-related services in Appendix
B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.   TAX SERVICES

     The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

     Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).

6.   ALL OTHER SERVICES

     The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

     The Audit Committee has pre-approved the All Other services in Appendix
B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

     A list of the SEC's prohibited non-audit services is attached to this policy as Appendix B.5. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7.   PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

     Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8.   PROCEDURES

     All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

     The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix
B.7. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

9.   ADDITIONAL REQUIREMENTS

     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.  COVERED ENTITIES

     Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

     -    Van Kampen Investments Inc.

     -    Van Kampen Asset Management

     -    Van Kampen Advisors Inc.

     -    Van Kampen Funds Inc.

     -    Van Kampen Investor Services Inc.

     -    Morgan Stanley Investment Management Inc.

     -    Morgan Stanley Trust Company

     -    Morgan Stanley Investment Management Ltd.

     -    Morgan Stanley Investment Management Company

     -    Morgan Stanley Asset & Investment Trust Management Company Ltd.

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (included herein).

(f) Not applicable.

(g) See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry Choate and Rod Dammeyer.

(b) Not applicable.

Item 6. Schedule of Investments.

(a) Please refer to Item #1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund invests in exclusively non-voting securities and therefore this item is not applicable to the Fund.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGEMENT. As of the date of this report, the Fund is managed by members of the Adviser's Taxable Fixed Income team. The Taxable Fixed Income team consists of portfolio managers and analysts. The current member of the team primarily responsible for the day-to-day management of the Fund's portfolio and the execution of the overall strategy of the Fund is Steven Kreider, a Managing Director of the Adviser. Mr. Kreider has been associated with the Adviser in an investment management capacity since 1988 and joined the team that manages the Fund in June 2007.

The composition of the team may change without notice from time to time.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

As of June 30, 2008, Mr. Kreider managed 40 registered investment companies with a total of approximately $28.9 billion in assets; two pooled investment vehicles other than registered investment companies with a total of approximately $217 million in assets; and 42 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $6.4 billion in assets.

Because the portfolio manager manages assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaged in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

-    Cash Bonus;

- Morgan Stanley's Long-Term Incentive Compensation Program awards -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

- Investment Management Alignment Plan (IMAP) awards -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated open-end funds they manage that are included in the IMAP Fund menu;

- Voluntary Deferred Compensation Plans -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

- Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. Other funds/accounts managed by the same portfolio manager may be measured against this same index and same rankings or ratings, if appropriate, or against other indices and other rankings or ratings that are deemed more appropriate given the size and/or style of such funds/accounts as set forth in such funds'/accounts' disclosure materials and guidelines. The assets managed by the portfolio manager in funds, pooled investment vehicles and other accounts are described in "Other Accounts Managed by the Portfolio Manager" above. Generally, the greatest weight is placed on the three- and five-year periods.

- Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

-    Contribution to the business objectives of the Adviser.

-    The dollar amount of assets managed by the portfolio manager.

-    Market compensation survey research by independent third parties.

-    Other qualitative factors, such as contributions to client objectives.

- Performance of Morgan Stanley and Morgan Stanley Investment Management Inc., and the overall performance of the investment team(s) of which the portfolio manager is a member.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGER

As of June 30, 2008, the portfolio manager did not own any shares of the Fund.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Bond Fund


By: /s/ Jerry W. Miller
    ------------------------------------
Name: Jerry W. Miller
Title: Principal Executive Officer
Date: August 15, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Jerry W. Miller
    ------------------------------------
Name: Jerry W. Miller
Title: Principal Executive Officer
Date: August 15, 2008


By: /s/ Stuart N. Schuldt
    ------------------------------------
Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: August 15, 2008